DocuSign Envelope ID: DF2CDD42-5BF3-4D20-83D0-925865E0FDD1

AMENDMENT NO. 3

TO TRANSFER AGENCY AGREEMENT

This AMENDMENT NO. 3 is made as of the 31st day of March 2022, to the Transfer Agency Agreement dated July 1, 2019, between VICTORY CAPITAL TRANSFER AGENCY, INC., a corporation organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the "Transfer Agent"), and USAA MUTUAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the "Trust").

The Transfer Agent and the Trust agree to modify and amend the Transfer Agency Agreement described above (the "Agreement") as follows:

1.SCHEDULE A: This schedule is hereby replaced in its entirety by Schedule A attached hereto.

2.SCHEDULE C. Schedule C is hereby replaced in its entirety by Schedule C attached hereto.

3.RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Transfer Agent and the Trust have caused this Amendment No. 3 to be executed as of the date first set forth above.

VICTORY CAPITAL TRANSFER AGENCY, INC.	USAA MUTUAL FUNDS TRUST
By: _______________________________________	By: ____________________________
Name: Michael D. Policarpo	Name: Christopher K. Dyer
Title: President, Chief Financial Officer and Chief	Title: President
Administrative Officer

DocuSign Envelope ID: DF2CDD42-5BF3-4D20-83D0-925865E0FDD1

SCHEDULE A

TO THE TRANSFER AGENCY AGREEMENT

	FUNDS
1.	USAA 500 Index Fund	23.	USAA International Fund
2.	USAA Aggressive Growth Fund	24.	USAA Money Market Fund
3.	USAA California Bond Fund	25.	USAA Nasdaq-100 Index Fund
4.	USAA Capital Growth Fund	26.	USAA New York Bond Fund
5.	USAA Cornerstone Aggressive Fund	27.	USAA Precious Metals and Minerals Fund
6.	USAA Cornerstone Conservative Fund	28.	USAA Science & Technology Fund
7.	USAA Cornerstone Equity Fund	29.	USAA Short-Term Bond Fund
8.	USAA Cornerstone Moderate Fund	30.	USAA Small Cap Stock Fund
9.	USAA Cornerstone Moderately Aggressive	31.	USAA Sustainable World Fund
	Fund	32.	USAA Target Managed Allocation Fund
10.	USAA Cornerstone Moderately Conservative	33.	USAA Target Retirement 2030 Fund
	Fund	34.	USAA Target Retirement 2040 Fund
11.	USAA Emerging Markets Fund	35.	USAA Target Retirement 2050 Fund
12.	USAA Extended Market Index Fund	36.	USAA Target Retirement 2060 Fund
13.	USAA Global Equity Income Fund	37.	USAA Target Retirement Income Fund
14.	USAA Global Managed Volatility Fund	38.	USAA Tax Exempt Intermediate-Term Fund
15.	USAA Government Securities Fund	39.	USAA Tax Exempt Long-Term Fund
16.	USAA Growth & Income Fund	40.	USAA Tax Exempt Money Market Fund
17.	USAA Growth and Tax Strategy Fund	41.	USAA Tax Exempt Short-Term Fund
18.	USAA Growth Fund	42.	USAA Treasury Money Market Trust
19.	USAA High Income Fund	43.	USAA Ultra Short-Term Bond Fund
20.	USAA Income Fund	44.	USAA Value Fund
21.	USAA Income Stock Fund	45.	USAA Virginia Bond Fund
22.	USAA Intermediate-Term Bond Fund

A-1

DocuSign Envelope ID: DF2CDD42-5BF3-4D20-83D0-925865E0FDD1

SCHEDULE C

TO THE TRANSFER AGENCY AGREEMENT

FEE SCHEDULE

Annual Maintenance Charges — The annual maintenance charge for the following Funds includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. The Transfer Agent will charge for each open and funded account as appropriate in the business judgment of the Transfer Agent from the month the account is opened through January of the year following the year all funds are redeemed from the account.

Aggressive Growth Fund Shares	$23.00
Capital Growth Fund Shares	$23.00
California Bond Fund Shares	$25.50
Cornerstone Aggressive Fund Shares	$23.00
Cornerstone Conservative Fund Shares	$0.00
Cornerstone Equity Fund Shares	$0.00
Cornerstone Moderate Fund Shares	$23.00
Cornerstone Moderately Aggressive Fund Shares	$23.00
Cornerstone Moderately Conservative Fund Shares	$23.00
Emerging Markets Fund Shares	$23.00
Extended Market Index Fund Shares	$23.00
Global Equity Income Fund Shares	$23.00
Global Managed Volatility Fund Shares	$23.00
Government Securities Fund Shares	$25.50
Growth & Income Fund Shares	$23.00
Growth and Tax Strategy Fund Shares	$23.00
Growth Fund Shares	$23.00
High Income Fund Shares	$25.50
Income Stock Fund Shares	$23.00
Income Fund Shares	$25.50
Intermediate-Term Bond Fund Shares	$25.50
International Fund Shares	$23.00
Nasdaq-100 Index Fund Shares	$23.00
New York Bond Fund Shares	$25.50
Precious Metals and Minerals Fund Shares	$23.00
500 Index Fund Member Shares and Reward Shares	$20.00
Science & Technology Fund Shares	$23.00
Short-Term Bond Fund Shares	$25.50
Small Cap Stock Fund Shares	$23.00
Sustainable World Fund Shares	$23.00
Tax Exempt Intermediate-Term Fund Shares	$25.50
Tax Exempt Long-Term Fund Shares	$25.50
Tax Exempt Short-Term Fund Shares	$25.50

C-2

DocuSign Envelope ID: DF2CDD42-5BF3-4D20-83D0-925865E0FDD1

Ultra Short-Term Bond Fund Shares	$25.50
Value Fund Shares	$23.00
Virginia Bond Fund Shares	$25.50

Annual Transfer Agency Fee — The annual fee for the following Funds includes the processing of all transactions and correspondence. The fee is calculated on average daily net assets at the rate noted below and is accrued daily and paid monthly.

Aggressive Growth Fund - Institutional Shares	0.10%
California Bond Fund - Class A Shares	0.10%
California Bond Fund - Institutional Shares	0.10%
Capital Growth Fund - Institutional Shares	0.10%
Emerging Markets Fund - Class A Shares	0.10%
Emerging Markets Fund - Institutional Shares	0.10%
Global Equity Income Fund - Institutional Shares	0.10%
Global Managed Volatility Fund - Institutional Shares	0.05%
Government Securities Fund - Class A Shares	0.10%
Government Securities Fund - Institutional Shares	0.10%
Government Securities Fund - R6 Shares	0.01%
Growth Fund - Institutional Shares	0.10%
Growth & Income Fund - Class A Shares	0.10%
Growth & Income Fund - Institutional Shares	0.10%
Growth and Tax Strategy Fund - Class A Shares	0.10%
Growth and Tax Strategy Fund – Class C Shares	0.10%
Growth and Tax Strategy Fund - Institutional Shares	0.10%
High Income Fund - Class A Shares	0.10%
High Income Fund - Institutional Shares	0.10%
High Income Fund - R6 Shares	0.01%
Income Fund - Class A Shares	0.10%
Income Fund - Institutional Shares	0.10%
Income Fund - R6 Shares	0.01%
Income Stock Fund - Institutional Shares	0.10%
Intermediate-Term Bond Fund - Class A Shares	0.10%
Intermediate-Term Bond Fund - Class C Shares	0.10%
Intermediate-Term Bond Fund - Institutional Shares	0.10%
Intermediate-Term Bond Fund - R6 Shares	0.01%
International Fund - Class A Shares	0.10%
International Fund - Institutional Shares	0.10%
International Fund - R6 Shares	0.01%
Money Market Fund Shares	0.25%
Nasdaq-100 Index Fund - Class A Shares	0.10%
Nasdaq-100 Index Fund – Class C Shares	0.10%
Nasdaq-100 Index Fund - Institutional Shares	0.10%
Nasdaq-100 Index Fund R6 Shares	0.01%
New York Bond Fund - Class A Shares	0.10%

C-3

DocuSign Envelope ID: DF2CDD42-5BF3-4D20-83D0-925865E0FDD1

New York Bond Fund - Institutional Shares	0.10%
Precious Metals and Minerals Fund - Class A Shares	0.10%
Precious Metals and Minerals Fund Institutional Shares	0.10%
Science & Technology Fund - Class A Shares	0.10%
Short-Term Bond Fund - Class A Shares	0.10%
Short-Term Bond Fund - Institutional Shares	0.10%
Short-Term Bond Fund - R6 Shares	0.01%
Small Cap Stock Fund – Institutional Shares	0.10%
Sustainable World Fund - Class A Shares	0.10%
Sustainable World Fund - Institutional Shares	0.10%
Target Retirement Income Fund Shares	0.00%
Target Retirement 2030 Fund Shares	0.00%
Target Retirement 2040 Fund Shares	0.00%
Target Retirement 2050 Fund Shares	0.00%
Target Retirement 2060 Fund Shares	0.00%
Tax Exempt Intermediate-Term Fund - Class A Shares	0.10%
Tax Exempt Intermediate-Term Fund - Institutional Shares	0.10%
Tax Exempt Long-Term Fund - Class A Shares	0.10%
Tax Exempt Long-Term Fund - Institutional Shares	0.10%
Tax Exempt Money Market Fund Shares	0.15%
Tax Exempt Short-Term Fund - Class A Shares	0.10%
Tax Exempt Short-Term Fund - Institutional Shares	0.10%
Treasury Money Market Trust Shares	0.10%
Ultra Short-Term Bond Fund - Class A Shares	0.10%
Ultra Short-Term Bond Fund - Institutional Shares	0.10%
Ultra Short-Term Bond Fund - R6 Shares	0.01%
Value Fund - Class A Shares	0.10%
Value Fund - Institutional Shares	0.10%
Virginia Bond Fund - Class A Shares	0.10%
Virginia Bond Fund - Institutional Shares	0.10%

Effective: March 31, 2022

C-4